Exhibit 10.28

MARKIT LTD.

2014 EQUITY INCENTIVE AWARD PLAN

MARKIT LTD. RESTRICTED SHARE GRANT NOTICE AND RESTRICTED SHARE AGREEMENT

Markit Ltd., an exempted company incorporated under the laws of Bermuda (the “Company”), pursuant to its 2014 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (the “Holder”) an award of Restricted Shares with respect to the number of the Shares indicated below, which Restricted Shares shall be subject to vesting based on the Holder’s continued service with the Company, as provided herein. This award of Restricted Shares (the “Award”) is subject to all of the terms and conditions as set forth herein, and in the Restricted Share Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Share Grant Notice (the “Grant Notice”) and the Agreement.

Holder:

Grant Date:

Number of Shares:

Vesting Schedule:	Subject to the terms and conditions of the Agreement, the Restricted Shares shall become vested in [three equal annual installments on the first, second, and third anniversaries of the Grant Date] [five equal annual installments on the first, second, third, fourth and fifth anniversaries of the Grant Date] (but will remain subject to the terms of this Agreement and the Plan).

By the Holder’s signature below, or by the Holder’s submitting his or her electronic acceptance of the Award subject to this Grant Notice using the website of the Company’s designated brokerage firm, the Holder agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Holder agrees to access copies of the Plan and the prospectus governing the Plan (collectively, the “Plan Documents”) on the Company’s intranet or on the website of the Company’s designated brokerage firm. Paper copies are also available upon request to the Secretary of the Company at the Company’s corporate offices.

The Holder has reviewed this Grant Notice, the Agreement and the Plan Documents in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice or accepting the Award subject hereto and fully understands all provisions of this Grant Notice, the Agreement and the Plan. The Holder agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to the Plan, this Grant Notice or the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Grant Notice effective as of the Grant Date.

HOLDER

By:
Print Name:
Address:

EXHIBIT A

TO RESTRICTED SHARE GRANT NOTICE

RESTRICTED SHARE AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Holder the right to receive a number of Restricted Shares set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement and the Grant Notice. The Award is also subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice, as applicable.

Terms and Conditions

1. Grant of Restricted Shares. Effective as of the grant date set forth in the Grant Notice (the “Grant Date”), and subject to the terms and conditions set forth in the Plan and this Agreement, the Committee has granted to the Holder, pursuant to the Grant Notice and the Plan, the number of Restricted Shares set forth in the Grant Notice, subject to the restrictions, terms and conditions set forth in the Grant Notice, this Agreement and the Plan. For the period during which such restrictions are in effect, the Common Shares subject to such restrictions shall be referred to herein as the “Restricted Shares.” The Restricted Shares shall, in the discretion of the Committee, either be evidenced by a certificate or be credited to a book entry account maintained by the Company (or its designee) on behalf of the Holder, and any certificate or book entry (as applicable) shall be noted appropriately to record the restrictions on the Restricted Shares imposed hereby.

2. Restricted Shares.

(a) Rights as a Shareholder. Prior to the time a Restricted Share is fully vested hereunder, the Holder shall have no right to transfer, pledge, hypothecate or otherwise encumber such Restricted Share. During such period, the Holder shall have all other rights of a shareholder, including, but not limited to, the right to vote and to receive dividends (subject to Section 2(b) hereof).

(b) Vesting. Subject to Section 2(c) below and the other terms and conditions of this Agreement, the Restricted Shares shall become vested in accordance with the vesting schedule set forth in the Grant Notice (but will remain subject to the terms of this Agreement and the Plan), provided that the Holder has not experienced a Termination of Service prior to the applicable vesting date. There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the applicable vesting date. Unless otherwise provided by the Company, all dividends and any other amounts receivable in connection with any adjustments of the Shares under Section 13.2 of the Plan shall be subject to the vesting schedule in this Section 2(b).

(c) Forfeiture. Upon the Holder’s Termination of Service for any reason, any and all unvested Restricted Shares shall, subject to any limitations imposed under the law of Bermuda, be repurchased by the Company at a price per Share equal to $0.01; provided, however, if the Company is prohibited under applicable law from repurchasing any such Restricted Shares on termination, such repurchase shall occur as soon as the repurchase is no longer prohibited.

(d) Section 83(b). If the Holder properly elects (as permitted by section 83(b) of the Code) within thirty (30) days after the issuance of the Restricted Shares to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Restricted Shares, the Holder shall deliver to the Company a signed copy of such election promptly after the making of such election, and shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any applicable federal, state, local or other taxes of any kind that the Company is required to withhold with respect to the Restricted Shares. The Holder acknowledges that it is his or her sole responsibility, and not the Company’s, to timely and properly file the election under section 83(b) of the Code and any corresponding provisions of state tax laws if he or she elects to utilize such election.

(e) Certificates. If, after the Grant Date, certificates are issued with respect to the shares of Restricted Shares, such issuance and delivery of certificates shall be made in accordance with the applicable terms of the Plan.

(f) Transfer of Shares. Any vested Restricted Shares delivered hereunder, or any interest therein, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, the provisions of this Agreement, applicable federal and state securities laws or any other applicable laws or regulations and the terms and conditions hereof.

3. Certain Legal Restrictions. The Plan, this Agreement, the granting and vesting of the Restricted Shares, and any obligations of the Company under the Plan and this Agreement, shall be subject to all applicable federal, foreign, provincial, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Shares are listed.

4. Corporate Events. The provisions of Section 13.2 of the Plan shall apply to the Restricted Shares.

5. Withholding of Taxes. The Company or any Subsidiary shall have the authority and the right to deduct or withhold from an amount paid in cash, or require the Holder to remit to the Company, an amount paid in cash sufficient to satisfy any applicable federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation or any applicable employer’s national insurance contributions) required by law to be withheld with respect to any taxable event concerning the Holder arising as a result of the Plan or this Agreement. The Committee, in its sole discretion, may require payment by the Holder of an amount that is equal to the sum of all employment and other taxes, insurance premiums and other amounts imposed by any and all applicable tax authorities on the Company or any Subsidiary or Affiliate with respect to any amounts payable to, or earned by, the Holder in respect of the Restricted Shares. The Committee, in its sole discretion and in satisfaction of the foregoing requirement, may (i) repurchase or allow the Holder to elect to have the Company repurchase Shares otherwise issuable hereunder or (ii) cause the sale of a sufficient number of Shares on behalf of the Holder to realize sale proceeds equivalent to the applicable tax liabilities and remit such amount to or at the direction of the Holder’s employer or the Committee in satisfaction of such tax liabilities. Unless otherwise determined by the Committee, the number of Shares which may be so repurchased or sold on behalf of the Holder shall be limited to the number of Shares which have a fair market value on the date of repurchase or sale (as the case may be) necessary to pay the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

6. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

7. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Holder with respect to the subject matter hereof.

8. Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 13 below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person; (ii) two (2) days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:

Markit Ltd.

c/o Markit North America Inc.

620 8th Avenue, 35th Floor

New York, NY 10018

United States of America

Attn.: General Counsel

If to the Holder, to the address on file with the Company.

9. No Guaranteed Employment. Nothing contained in this Agreement shall affect the right of the Company or any of its Affiliates to terminate the Holder’s employment at any time, with or without Cause, or shall be deemed to create any rights to employment or continued employment. The rights and obligations arising under this Agreement are not intended to and do not affect the Holder’s employment relationship that otherwise exists between the Holder and the Company or any of its Affiliates, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Holder and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

10. Power of Attorney. The Company (including its successors and assigns) is hereby appointed the attorney-in-fact, with full power of substitution, of the Holder for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Holder, may in the name and stead of the Holder, make and execute all conveyances, assignments and transfers of the Restricted Shares, other property issued in respect of such Restricted Shares, Shares and any property provided for herein, and the Holder hereby ratifies and confirms that which the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Holder shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for this purpose.

11. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

12. Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

13. Mode of Communications. The Holder agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of Restricted Shares, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Holder further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

14. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

15. Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties hereto shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties hereto that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

16. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

17. Data Protection. By participating in the Plan and entering into this Agreement, the Holder hereby consents to the holding and processing of personal information provided by the Holder to the Company, any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining the Holder’s records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Holder works; and (iv) transferring information about the Holder to any country or territory that may not provide the same protection for the information as the Holder’s home country.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts of New York located in the Borough of Manhattan in New York City in respect of the interpretation and enforcement of the provisions of this Agreement. Each party hereby waives and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation and enforcement hereof, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. Each party hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such action, suit or proceeding and agrees that the mailing of process or other papers in connection with any such action, suit, or proceeding in the manner provided in Section 8 hereof or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

19. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or any Affiliate by which the Holder is employed, and require such successor to expressly assume and agree in writing to perform, this Agreement.

(b) The Holder agrees that the award of the Restricted Shares hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other property issued in respect of such Restricted Shares will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company, unless specifically provided in the applicable plan.

(c) No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.